Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
January 31, 2001



Expected B Maturity 7/15/03


Blended Coupon 5.8625%


Excess Protection Level
3 Month Average   4.78%
January, 2001   7.10%
December, 2000   0.55%
November, 2000   6.68%


Cash Yield19.75%


Investor Charge Offs 4.73%


Base Rate 7.92%


Over 30 Day Delinquency 4.88%


Seller's Interest11.58%


Total Payment Rate14.47%


Total Principal Balance$57,905,967,832.59


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$6,705,277,271.10